UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

XOMA ROYALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	001-39801	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310, Emeryville, California 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 204-7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0075 par value	XOMA	The Nasdaq Global Market
8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share	XOMAP	The Nasdaq Global Market
Depositary Shares (each representing 1/1000th interest in a share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share)	XOMAO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2026, XOMA Royalty Corporation (the “Company”) convened its 2026 Annual Meeting of Stockholders (the “Annual Meeting”), at which point the polls were closed on the proposals contained in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on March 30, 2026 (the “Proxy Statement”). As of the close of business on March 25, 2026, the record date for the Annual Meeting, there were 11,915,730 shares of the Company’s common stock issued and outstanding.

At the Annual Meeting, the Company’s stockholders approved (i) an amendment and restatement of the Company’s 2010 Long Term Incentive and Stock Award Plan (as so amended and restated, the “Plan”), which increases the shares of common stock available for issuance under the Plan by 425,000 shares and extends the term of the Plan to March 16, 2036, and (ii) the Company’s 2026 Employee Stock Purchase Plan (the “ESPP”), which provides for 500,000 shares of common stock to be available for issuance under the ESPP.

For additional information regarding the Plan and the ESPP, please refer to the headings “Summary of the Proposed A&R Plan” and “Summary of the 2026 ESPP Plan” contained in Proposals 3 and 4, respectively, of the Proxy Statement.

The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Plan and the ESPP, which are filed hereto as Exhibits 10.1 and 10.2, respectively.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the transactions contemplated by the Agreement and Plan of Merger, by and among the Company, Ligand Pharmaceuticals Incorporated and Flex Merger Sub, Inc., as previously disclosed in a Current Report on Form 8-K filed with the SEC on April 27, 2026, effective May 21, 2026, the Board of Directors adopted and approved amendments to the Company’s bylaws (the “Bylaws”) to: (1) include language related to the Nevada controlling interest statutes, including Nevada Revised Statutes 78.378 through 78.3793, inclusive, to help clarify the applicability of these statutes, and (2) introduce an exclusive forum provision, which provides that the Eighth Judicial District Court of Clark County, Nevada shall be the sole and exclusive forum for certain state corporate law or stockholder derivative claims, and that the federal district courts shall be the sole and exclusive forum for any claim arising under the federal securities laws, in each case to the fullest extent permitted by law and unless the Company consents in writing to the selection of an alternative forum.

The foregoing descriptions of the amendments to the Bylaws do not purport to be complete and are qualified in their entirety by reference to the full texts of the amendments, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, each of the Company’s director nominees was elected and each of the other proposals voted on was approved. The final voting results are set forth below:

	Votes For	Votes Withheld	Broker Non-Votes
Proposal 1. Election of Director Nominees
• Owen Hughes	8,339,874	77,558	695,090
• Jack L. Wyszomierski	8,330,001	87,431	695,090
• Heather L. Franklin	8,339,062	78,370	695,090
• Natasha Hernday	8,301,769	115,663	695,090
• Barbara Kosacz	8,332,787	84,645	695,090
• Joseph M. Limber	8,323,073	94,359	695,090
• Matthew D. Perry	8,343,711	73,721	695,090

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2. Ratification of Selection of Deloitte & Touche LLP as Independent Auditor	9,041,336	12,019	59,167	0

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 3. Approval of an Amendment and Restatement of the 2010 Long Term Incentive and Stock Award Plan	7,738,322	668,915	10,195	695,090

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 4. Approval of the 2026 Employee Stock Purchase Plan	8,351,699	62,485	3,248	695,090

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 5. Approval, on a Non-Binding, Advisory Basis, of the Compensation of the Company’s Named Executive Officers	8,330,043	76,630	10,759	695,090

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description of Document

3.1	Amendments to Bylaws of the Company, effective May 21, 2026.

10.1	XOMA Royalty Corporation Amended and Restated 2010 Long Term Incentive and Stock Award Plan.

10.2	XOMA Royalty Corporation 2026 Employee Stock Purchase Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA ROYALTY CORPORATION

Date: May 22, 2026	By:	/s/ Jeffrey Trigilio
Jeffrey Trigilio
Chief Financial Officer